As filed with the Securities and Exchange Commission
on June 14, 2001                                      Registration No. 333-46978

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          POST-EFFECTIVE AMENDMENT NO.1
                                       TO
                                    FORM F-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                               PIVOTAL CORPORATION
  -----------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


 British Columbia, Canada                             Not Applicable
----------------------------                ------------------------------------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
    of incorporation)


                            300 - 224 West Esplanade
                North Vancouver, British Columbia, Canada V7M 3M6
                                 (604) 988-9982
--------------------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)


                              CT Corporation System
                           111 Eighth Ave., 13th Floor
                            New York, New York 10011
                                 (212) 664-1666
--------------------------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

Approximate date of commencement of proposed sale to the public:  Not Applicable

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. | |

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box.   | |

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. | |
                                                            --------------

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. | |
                                    --------------
If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. | |

                          DEREGISTRATION OF SECURITIES


     This Post-Effective Amendment No.1 to the Registration Statement on Form F-3 (File No. 333-46978) is being filed with the Securities and Exchange Commission to terminate the offering and to remove from registration the common shares that were registered but which remain unsold as of the date of this amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Vancouver, British Columbia, Canada, on June 12, 2001.


                                      PIVOTAL CORPORATION
                                      (Registrant)



                                      BY: /s/ Norman B. Francis
                                         --------------------------------------
                                          Norman B. Francis
                                          President and Chief Executive Officer



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Title                                 Date
---------                    -----                                 ----



/s/ Norman B. Francis        President, Chief Executive Officer    June 12, 2001
-------------------------    and Director
Norman B. Francis


         *                   Chief Financial Officer and           June 14, 2001
-------------------------    Executive Vice President
Vincent D. Mifsud


         *                   Chief Technical Officer and           June 14, 2001
-------------------------    Director
Keith R. Wales


         *                   Director                              June 14, 2001
-------------------------
Jeremy A. Jaech


         *                   Director                              June 14, 2001
-------------------------
Douglas J. Mackenzie


         *                   Director                              June 14, 2001
-------------------------
Robert J. Louis


         *                   Director                              June 14, 2001
-------------------------
Donald A. Mattrick


* By /s/ Norman B. Francis
     ---------------------------------
     Attorney-in-fact

                           AUTHORIZED REPRESENTATIVE

     Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, as amended, the undersigned has signed this registration statement solely in the capacity of the duly authorized representative of Pivotal Corporation in the United States, on June 12, 2001.


                                      PIVOTAL CORPORATION



                                      BY: Norman B. Francis
                                         --------------------------------------
                                          Norman B. Francis
                                          President and Chief Executive Officer
                                          and Director